Investor Contact:	Ruth Ann Wisener
Bunge Limited
914-684-3273
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-659-9209
news@bunge.com

Bunge Limited Appoints Members to Board of Directors

WHITE PLAINS, NY – December 10, 2019 – Bunge Limited (NYSE: BG) today announced that Sheila Bair and Bernardo Hees have been appointed to its Board of Directors, effective December 9, 2019.

Bair was Chair of the Federal Deposit Insurance Corporation ("FDIC") from 2006 to 2011. She left the FDIC in June 2011 to join the Pew Charitable Trust as a senior advisor, a role she held from 2011 through 2015. Bair also served as president of Washington College from 2015 to 2017, and senior advisor to international law firm DLA Piper, from 2014 to 2015. Earlier in her career, Bair was assistant secretary for financial institutions at the Department of the Treasury, senior vice president for government relations of the New York Stock Exchange, commissioner and Acting Chair of the Commodity Futures Trading Commission.

Hees served as Chief Executive Officer of The KraftHeinz Company from 2015 to June 2019. He served as Chief Executive Officer of H.J. Heinz Holding Corporation since 2013. From 2010 to 2013 Mr. Hees served as Chief Executive Officer of Burger King Worldwide Holdings, Inc., a global fast food restaurant chain. From 2005 to 2010 he was Chief Executive Officer of América Latina Logística (“ALL”), a Brazilian logistics company. Mr. Hees was also a partner at 3G Capital from 2010 to 2019.

“I am delighted to welcome Sheila and Bernardo to the Bunge Board and benefit from their valuable expertise and perspective,” said Board Chair Kathleen Hyle. “2019 has been a transformative year for Bunge, and adding recognized leaders such as Sheila and Bernardo to the Board will provide us unique and valuable insights as we continue to pursue Bunge’s strategic priorities.”
About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge's expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in New York and has 25,000 employees worldwide who stand behind more than 360 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.
Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the outcome and effects of the Board’s strategic review; our ability to attract and retain executive management and key personnel; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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